REPORT OF
INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING FIRM

To the Shareholders and
Board of Trustees of
Persimmon Long/Short
Fund a Series of the
Northern Lights Fund Trust
III


In planning and performing
our audit of the financial
statements of Persimmon
Long/Short fund (one of a
series of funds constituting
the Northern Lights Fund
Trust lll) (the "Fund") as of
and for the year ended
September 30, 2016, in
accordance with the
standards of the Public
Company Accounting
Oversight Board (United
States), we considered the
Fund's internal control over
financial reporting, including
controls over safeguarding
securities, as a basis for
designing our auditing
procedures for the purpose
of expressing our opinion on
the financial statements and
to comply with the
requirements of Form N-
SAR, but not for the
purpose of expressing an
opinion on the effectiveness
of the Fund's internal
control over financial
reporting.  Accordingly, we
express no such opinion.

The management of the
Fund is responsible for
establishing and
maintaining effective
internal control over
financial reporting.  In
fulfilling this responsibility,
estimates and judgments by
management are required
to assess the expected
benefits and related costs of
controls.  A fund's internal
control over financial
reporting is a process
designed to provide
reasonable assurance
regarding the reliability of
financial reporting and the
preparation of financial
statements for external
purposes in accordance
with generally accepted
accounting principles
("GAAP").  A fund's internal
control over financial
reporting includes those
policies and procedures that
(1) pertain to the
maintenance of records
that, in reasonable detail,
accurately and fairly reflect
the transactions and
dispositions of the assets of
the fund; (2) provide
reasonable assurance that
transactions are recorded
as necessary to permit
preparation of financial
statements in accordance
with GAAP, and that
receipts and expenditures of
the fund are being made
only in accordance with
authorizations of
management and directors
of the fund; and (3) provide
reasonable assurance
regarding prevention or
timely detection of
unauthorized acquisition,
use or disposition of a
fund's assets that could
have a material effect on
the financial statements.

Because of its inherent
limitations, internal control
over financial reporting may
not prevent or detect
misstatements.  Also,
projections of any
evaluation of effectiveness
to future periods are subject
to the risk that controls may
become inadequate
because of changes in
conditions, or that the
degree of compliance with
the policies or procedures
may deteriorate.

A deficiency in internal
control over financial
reporting exists when the
design or operation of a
control does not allow
management or employees,
in the normal course of
performing their assigned
functions, to prevent or
detect misstatements on a
timely basis.  A material
weakness is a deficiency, or
combination of deficiencies,
in internal control over
financial reporting, such that
there is a reasonable
possibility that a material
misstatement of the Fund's
annual or interim financial
statements will not be
prevented or detected on a
timely basis.







Our consideration of the
Fund's internal control over
financial reporting was for
the limited purpose
described in the first
paragraph and would not
necessarily disclose all
deficiencies in internal
control over financial
reporting that might be
material weaknesses under
standards established by
the Public Company
Accounting Oversight Board
(United States).  However,
we noted no deficiencies in
the Fund's internal control
over financial reporting and
its operation, including
controls over safeguarding
securities that we consider
to be a material weakness
as defined above as of
September 30, 2016.

This report is intended
solely for the information
and use of management
and the Board of Trustees
of Persimmon Long/Short
Fund (one of the series of
funds constituting the
Northern Lights Fund Trust
III) and the Securities and
Exchange Commission and
is not intended to be and
should not be used by
anyone other than these
specified parties.




Philadelphia, Pennsylvania
November 29, 2016